NEWS RELEASE
For more information: Investors: Joe Selner, Chief Financial Officer, 920-491-7120 Media: Cindy Moon-Mogush, Corporate Communications, 920-431-8034

Associated earns 56 cents per share in third quarter 2007
•	Net income of $71.7 million

•	Continued growth in core fee-based income

•	Net interest margin of 3.62% for third quarter

•	Commercial nonperforming loans down 21% from second quarter
GREEN BAY, Wis. — October 18, 2007 — Associated Banc-Corp (NASDAQ: ASBC) earned $71.7 million, or $.56 per share, in the third quarter of 2007. Comparatively, net income was $75.8 million ($.59 per share) for the second quarter of 2007 and $76.9 million ($.58 per share) for the third quarter of 2006.
Return on average assets (ROA) was 1.38 percent, 1.48 percent and 1.46 percent for the third quarter of 2007, the second quarter of 2007 and the third quarter of 2006, respectively. The return on average equity (ROE) for the same quarters was 12.69 percent, 13.49 percent and 13.36 percent, respectively. Return on average tangible equity (which is a non-GAAP measure that excludes average goodwill and other intangible assets from average equity) was 22.42 percent in the third quarter of 2007, versus 23.14 percent in the second quarter of 2007 and 22.32 percent in the third quarter of 2006.
Net income was $221.0 million, or $1.72 per share, for the nine months ended Sept. 30, 2007, compared to net income of $242.1 million, or $1.81 per share, for the comparable nine-month period of 2006, which was positively impacted by $.09 per share related to tax matters.
Loans were $15.2 billion at Sept. 30, 2007. Loan growth since June 30 came from home equity (up $86 million) and real estate construction loans (up $78 million), offset partly by declines in all other commercial loans (down $63 million combined) and in residential mortgages (down $82 million). On average, loans were $15.2 billion for the third quarter of 2007, up $101 million or 3 percent annualized over the second quarter of 2007.
Deposits were $14.2 billion at Sept. 30, 2007, up $81 million or 2 percent annualized since June 30, after removing $42 million in branch deposits sold during the third quarter. On average, deposits were $13.9 billion, up $238 million or 7 percent annualized over the second quarter of 2007.
Net interest income for the third quarter of 2007 was $163.1 million, compared to $157.5 million for the second quarter of 2007 and $168.2 million for the third quarter of 2006. The net interest margin for the quarter was 3.62 percent, up 9 basis points over the second quarter of 2007 and down 1 basis point from the margin for the third quarter of last year. Contributing to the net interest margin for third quarter was the growth in average deposits as a percentage of total funding, as well as an improved interest rate spread.
Net charge offs to average loans were 38 basis points for the quarter and 22 basis points for the nine months ended Sept. 30, 2007. The third quarter’s net charge offs of $14.7 million included a $6 million charge off related to an individual commercial credit. Commercial nonperforming loans decreased by $29 million or 21 percent from June 30, 2007. Total nonperforming loans declined to 0.99 percent of total loans compared to 1.19 percent of loans at June 30.
“We have been working diligently to lower the amount of commercial nonperforming and other criticized loans to reduce future exposure,” Associated Chairman and CEO Paul S. Beideman said. “Our efforts have been very successful in the third quarter, and our intention is to continue such efforts. Consumer losses and foreclosure metrics remain relatively stable to 2006 levels. We believe that our losses going forward will stabilize around our historical loan loss levels. After our provision of $8.7 million this quarter we remain adequately reserved at 1.32 percent of total loans.”
Noninterest income was $84.9 million for the third quarter of 2007, down $6.6 million compared to the second quarter of 2007, largely the result of $6.7 million lower net mortgage banking income and $2.4 million lower investment and asset sale gains, partially offset by $2.5 million growth in all other noninterest income categories combined. Core fee-based revenues for the quarter were $65.4 million, up $1.7 million or 3 percent higher than second quarter and up 14 percent over the third quarter of 2006. On a year-to-date basis, core fee-based revenue was $189.3 million, up $16.8 million or 10 percent over the nine-month period last year, with solid growth in deposit service charges (12 percent), trust service fees (16 percent), card-based and other fees (13 percent) and a 1 percent increase in retail commissions.
Net mortgage banking income was $3.0 million, compared to $9.7 million for the second quarter of 2007. The quarterly results were affected in part by lower secondary mortgage production (down 23 percent) and by lower valuation reserve recoveries (that is, a $0.1 million recovery in third quarter versus a $3.8 million recovery in second quarter). On a year-to-date basis, excluding valuation reserve changes and bulk servicing gains, core net mortgage banking income was $11.0 million for the first nine months of 2007, 9 percent higher than the $10.0 million for the first nine-month period of 2006.
Noninterest expenses remain controlled, with an efficiency ratio of 53.44 percent and 52.97 percent for the three and nine months ending Sept. 30, 2007, respectively. Noninterest expense was up $1.4 million or 1 percent over the second quarter of 2007. On a year-to-date basis, noninterest expense was up $23.0 million or 6 percent, with a 5 percent increase in personnel costs and a 7 percent increase in non-personnel costs, both impacted by the integration of First National Bank of Hudson.
During the third quarter, Associated paid a dividend of 31 cents per share, up 7 percent from the third-quarter dividend in 2006.
Associated will host a conference call for investors and analysts at 3 p.m. CDT today. The toll-free dial-in number for the live call is 800-459-5609. The number for international callers is 973-321-1024. Participants should ask the operator for the Associated Banc-Corp third quarter 2007 earnings call, or for call ID number 9288058. A replay of the call will be available starting at 6 p.m. CDT on Oct. 18 through Nov. 8, 2007, by calling 877-519-4471 (toll-free) domestically or 973-341-3080 internationally. The call ID number, 9288058, is required to access the replay.
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $21 billion. Associated has approximately 300 banking offices serving more than 180 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.
Six pages of tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	September 30,	December 31,	Sept07 vs Dec06	September 30,	Sept07 vs Sept06
(in thousands)	2007	2006	% Change	2006	% Change

Assets
Cash and due from banks	$358,662	$458,344	(21.7%)	$367,406	(2.4%)
Interest-bearing deposits in other financial institutions	10,809	10,505	2.9%	27,627	(60.9%)
Federal funds sold and securities purchased under agreements to resell	11,441	13,187	(13.2%)	34,752	(67.1%)
Investment securities available for sale, at fair value	3,521,307	3,436,621	2.5%	3,436,774	2.5%
Loans held for sale	62,632	370,758	(83.1%)	87,330	(28.3%)
Loans	15,174,758	14,881,526	2.0%	15,284,608	(0.7%)
Allowance for loan losses	(200,560)	(203,481)	(1.4%)	(203,442)	(1.4%)

Loans, net	14,974,198	14,678,045	2.0%	15,081,166	(0.7%)
Premises and equipment, net	197,114	196,007	0.6%	196,201	0.5%
Goodwill	929,168	871,629	6.6%	871,629	6.6%
Other intangible assets, net	96,427	109,234	(11.7%)	112,544	(14.3%)
Other assets	778,249	717,054	8.5%	711,094	9.4%

Total assets	$20,940,007	$20,861,384	0.4%	$20,926,523	0.1%

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,407,026	$2,756,222	(12.7%)	$2,534,686	(5.0%)
Interest-bearing deposits, excluding Brokered CDs	10,950,921	10,922,274	0.3%	11,043,222	(0.8%)
Brokered CDs	800,422	637,575	25.5%	630,637	26.9%

Total deposits	14,158,369	14,316,071	(1.1%)	14,208,545	(0.4%)
Short-term borrowings	2,349,525	2,042,685	15.0%	2,004,982	17.2%
Long-term funding	1,933,871	2,071,142	(6.6%)	2,272,654	(14.9%)
Accrued expenses and other liabilities	207,060	185,993	11.3%	169,962	21.8%

Total liabilities	18,648,825	18,615,891	0.2%	18,656,143	(0.0%)
Stockholders’ Equity
Preferred stock	—	—		—
Common stock	1,278	1,304	(2.0%)	1,324	(3.5%)
Surplus	1,039,027	1,120,934	(7.3%)	1,183,169	(12.2%)
Retained earnings	1,281,352	1,189,658	7.7%	1,156,869	10.8%
Accumulated other comprehensive loss	(11,979)	(16,453)	(27.2%)	(6,122)	95.7%
Treasury stock, at cost	(18,496)	(49,950)	(63.0%)	(64,860)	(71.5%)

Total stockholders’ equity	2,291,182	2,245,493	2.0%	2,270,380	0.9%

Total liabilities and stockholders’ equity	$20,940,007	$20,861,384	0.4%	$20,926,523	0.1%

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended			For The Nine Months Ended
	September 30,		Quarter	September 30,		Year to date
(in thousands, except per share amounts)	2007	2006	% Change	2007	2006	% Change

Interest Income
Interest and fees on loans	$283,330	$284,397	(0.4%)	$834,272	$823,985	1.2%
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	31,140	30,225	3.0%	92,249	101,990	(9.6%)
Tax-exempt	9,924	9,691	2.4%	29,503	29,640	(0.5%)
Interest on federal funds sold and securities purchased under agreements to resell	214	260	(17.7%)	721	798	(9.6%)

Total interest income	324,608	324,573	0.0%	956,745	956,413	0.0%
Interest Expense
Interest on deposits	104,596	99,242	5.4%	304,675	265,196	14.9%
Interest on short-term borrowings	31,548	30,450	3.6%	102,154	97,820	4.4%
Interest on long-term funding	25,391	26,664	(4.8%)	70,322	89,912	(21.8%)

Total interest expense	161,535	156,356	3.3%	477,151	452,928	5.3%

Net Interest Income	163,073	168,217	(3.1%)	479,594	503,485	(4.7%)
Provision for loan losses	8,733	3,837	127.6%	19,008	11,988	58.6%

Net interest income after provision for loan losses	154,340	164,380	(6.1%)	460,586	491,497	(6.3%)
Noninterest Income
Trust service fees	10,886	9,339	16.6%	31,906	27,543	15.8%
Service charges on deposit accounts	26,609	23,438	13.5%	75,176	67,379	11.6%
Card-based and other nondeposit fees	12,436	10,461	18.9%	35,470	31,394	13.0%
Retail commissions	15,476	14,360	7.8%	46,728	46,203	1.1%
Mortgage banking, net	3,006	2,833	6.1%	22,252	13,066	70.3%
Bank owned life insurance income	4,650	4,390	5.9%	13,179	11,053	19.2%
Asset sale gains, net	2,220	89	N/M	4,545	213	N/M
Investment securities gains, net	1,879	1,164	61.4%	8,989	5,158	74.3%
Other	7,758	6,911	12.3%	20,863	18,957	10.1%

Total noninterest income	84,920	72,985	16.4%	259,108	220,966	17.3%
Noninterest Expense
Personnel expense	76,617	71,321	7.4%	226,941	215,116	5.5%
Occupancy	11,967	10,442	14.6%	34,875	32,854	6.2%
Equipment	4,440	4,355	2.0%	13,088	13,166	(0.6%)
Data processing	7,991	7,668	4.2%	23,501	23,419	0.4%
Business development and advertising	4,830	4,142	16.6%	14,303	12,492	14.5%
Other intangible amortization	1,979	2,280	(13.2%)	5,358	6,904	(22.4%)
Other	26,185	23,478	11.5%	76,723	67,866	13.1%

Total noninterest expense	134,009	123,686	8.3%	394,789	371,817	6.2%

Income before income taxes	105,251	113,679	(7.4%)	324,905	340,646	(4.6%)
Income tax expense	33,510	36,791	(8.9%)	103,944	98,502	5.5%

Net Income	$71,741	$76,888	(6.7%)	$220,961	$242,144	(8.7%)

Earnings Per Share:
Basic	$0.57	$0.58	(1.7%)	$1.73	$1.82	(4.9%)
Diluted	$0.56	$0.58	(3.4%)	$1.72	$1.81	(5.0%)
Average Shares Outstanding:
Basic	126,958	131,520	(3.5%)	127,513	132,951	(4.1%)
Diluted	127,847	132,591	(3.6%)	128,638	134,119	(4.1%)
N/M — Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)	3Q07	2Q07	1Q07	4Q06	3Q06

Interest Income
Interest and fees on loans	$283,330	$276,981	$273,961	$282,918	$284,397
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	31,140	30,583	30,526	29,962	30,225
Tax-exempt	9,924	9,785	9,794	9,794	9,691
Interest on federal funds sold and securities purchased under agreements to resell	214	324	183	292	260

Total interest income	324,608	317,673	314,464	322,966	324,573
Interest Expense
Interest on deposits	104,596	101,780	98,299	98,757	99,242
Interest on short-term borrowings	31,548	35,423	35,183	31,971	30,450
Interest on long-term funding	25,391	22,995	21,936	26,174	26,664

Total interest expense	161,535	160,198	155,418	156,902	156,356

Net Interest Income	163,073	157,475	159,046	166,064	168,217
Provision for loan losses	8,733	5,193	5,082	7,068	3,837

Net interest income after provision for loan losses	154,340	152,282	153,964	158,996	164,380
Noninterest Income
Trust service fees	10,886	10,711	10,309	9,941	9,339
Service charges on deposit accounts	26,609	25,545	23,022	24,214	23,438
Card-based and other nondeposit fees	12,436	11,711	11,323	11,267	10,461
Retail commissions	15,476	15,773	15,479	15,053	14,360
Mortgage banking, net	3,006	9,696	9,550	1,735	2,833
Bank owned life insurance income	4,650	4,365	4,164	5,102	4,390
Asset sale gains, net	2,220	442	1,883	91	89
Investment securities gains (losses), net	1,879	6,075	1,035	(436)	1,164
Other	7,758	7,170	5,935	7,568	6,911

Total noninterest income	84,920	91,488	82,700	74,535	72,985
Noninterest Expense
Personnel expense	76,617	76,277	74,047	68,315	71,321
Occupancy	11,967	11,321	11,587	10,971	10,442
Equipment	4,440	4,254	4,394	4,300	4,355
Data processing	7,991	7,832	7,678	8,033	7,668
Business development and advertising	4,830	5,068	4,405	4,365	4,142
Other intangible amortization	1,979	1,718	1,661	1,999	2,280
Other	26,185	26,174	24,364	26,415	23,478

Total noninterest expense	134,009	132,644	128,136	124,398	123,686

Income before income taxes	105,251	111,126	108,528	109,133	113,679
Income tax expense	33,510	35,301	35,133	34,632	36,791

Net Income	$71,741	$75,825	$73,395	$74,501	$76,888

Earnings Per Share:
Basic	$0.57	$0.59	$0.57	$0.58	$0.58
Diluted	$0.56	$0.59	$0.57	$0.57	$0.58
Average Shares Outstanding:
Basic	126,958	127,606	127,988	129,202	131,520
Diluted	127,847	128,750	129,299	130,366	132,591

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share & full time equivalent employee data)	YTD 2007	YTD 2006	3rd Qtr 2007	2nd Qtr 2007	1st Qtr 2007	4th Qtr 2006	3rd Qtr 2006

Summary of Operations
Net interest income	$479,594	$503,485	$163,073	$157,475	$159,046	$166,064	$168,217
Provision for loan losses	19,008	11,988	8,733	5,193	5,082	7,068	3,837
Asset sale gains, net	4,545	213	2,220	442	1,883	91	89
Investment securities gains (losses), net	8,989	5,158	1,879	6,075	1,035	(436)	1,164
Noninterest income (excluding securities & asset gains)	245,574	215,595	80,821	84,971	79,782	74,880	71,732
Noninterest expense	394,789	371,817	134,009	132,644	128,136	124,398	123,686
Income before income taxes	324,905	340,646	105,251	111,126	108,528	109,133	113,679
Income taxes	103,944	98,502	33,510	35,301	35,133	34,632	36,791
Net income	220,961	242,144	71,741	75,825	73,395	74,501	76,888
Taxable equivalent adjustment	20,140	19,665	6,856	6,724	6,560	6,568	6,495

Per Common Share Data (1)
Net income:
Basic	$1.73	$1.82	$0.57	$0.59	$0.57	$0.58	$0.58
Diluted	1.72	1.81	0.56	0.59	0.57	0.57	0.58
Dividends	0.91	0.85	0.31	0.31	0.29	0.29	0.29
Market Value:
High	$35.43	$34.83	$33.05	$33.49	$35.43	$35.13	$32.58
Low	26.86	30.27	26.86	32.14	33.16	32.13	30.27
Close	29.63	32.50	29.63	32.70	33.60	34.88	32.50
Book value	18.04	17.44	18.04	17.56	17.54	17.44	17.44

Performance Ratios (annualized)
Earning assets yield	7.03%	6.67%	7.05%	6.99%	7.03%	6.95%	6.89%
Interest-bearing liabilities rate	4.03	3.62	4.02	4.06	4.02	3.93	3.84
Net interest margin	3.59	3.56	3.62	3.53	3.62	3.64	3.63
Return on average assets	1.44	1.52	1.38	1.48	1.46	1.43	1.46
Return on average equity	13.18	14.12	12.69	13.49	13.35	13.19	13.36
Return on tangible average equity (2)	22.73	23.64	22.42	23.14	22.63	22.31	22.32
Efficiency ratio (3)	52.97	50.33	53.44	53.23	52.22	50.26	50.19
Effective tax rate	31.99	28.92	31.84	31.77	32.37	31.73	32.36
Dividend payout ratio (4)	52.60	46.70	54.39	52.54	50.88	50.00	50.00

Average Balances
Assets	$20,537,911	$21,339,661	$20,678,498	$20,558,803	$20,373,075	$20,635,203	$20,891,001
Earning assets	18,575,919	19,403,761	18,685,978	18,605,024	18,433,986	18,713,784	18,968,584
Interest-bearing liabilities	15,818,037	16,660,455	15,941,683	15,834,843	15,674,645	15,765,774	16,070,975
Loans	15,075,639	15,416,219	15,183,444	15,082,850	14,958,148	15,233,207	15,404,223
Deposits	13,735,336	13,581,666	13,940,970	13,702,872	13,557,958	13,748,444	13,884,404
Wholesale funding	4,443,557	5,368,157	4,386,354	4,482,437	4,462,713	4,547,042	4,636,853
Stockholders’ equity	2,241,866	2,292,597	2,242,665	2,253,872	2,228,909	2,240,143	2,283,933
Stockholders’ equity / assets	10.92%	10.74%	10.85%	10.96%	10.94%	10.86%	10.93%

At Period End
Assets			$20,940,007	$20,849,140	$20,507,413	$20,861,384	$20,926,523
Loans			15,174,758	15,154,232	14,856,003	14,881,526	15,284,608
Allowance for loan losses			200,560	206,493	203,495	203,481	203,442
Goodwill			929,168	929,168	871,629	871,629	871,629
Mortgage servicing rights, net			53,636	55,829	48,342	66,620	67,931
Other intangible assets, net			42,791	44,770	40,953	42,614	44,613
Deposits			14,158,369	14,077,618	13,980,967	14,316,071	14,208,545
Wholesale funding			4,283,396	4,348,565	4,075,919	4,113,827	4,277,636
Stockholders’ equity			2,291,182	2,228,911	2,236,134	2,245,493	2,270,380
Stockholders’ equity / assets			10.94%	10.69%	10.90%	10.76%	10.85%
Tangible equity / tangible assets (5)			6.61%	6.31%	6.75%	6.67%	6.77%
Shares outstanding, end of period			127,035	126,910	127,497	128,747	130,216
Shares repurchased during period, including settlements			11	2,000	1,909	1,957	2,000
Average per share cost of shares repurchased during period			$—	$32.81	$35.74	$33.11	$31.43
YTD shares repurchased during period, including settlements			3,920	3,909	1,909	8,018	6,061
YTD average per share cost of shares repurchased during period			$34.15	$34.24	$35.74	$32.83	$32.74

Selected trend information
Average full time equivalent employees			5,200	5,069	5,089	5,084	5,117
Trust assets under management, at market value			$6,200,000	$6,100,000	$5,900,000	$5,800,000	$5,500,000
Mortgage loans originated for sale during period			353,233	455,928	338,802	374,427	388,914
Mortgage portfolio serviced for others			6,297,000	6,571,000	6,087,000	8,330,000	8,226,000
Mortgage servicing rights, net / Portfolio serviced for others			0.85%	0.85%	0.79%	0.80%	0.83%

(1) Per share data adjusted retroactively for stock splits & stock dividends.
(2) Return on tangible average equity = Net income divided by average equity excluding average goodwill & other intangible assets. This is a non-GAAP financial measure.
(3) Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, & asset sales gains, net.
(4) Ratio is based upon basic earnings per share.
(5) Tangible equity to tangible assets = Stockholders’ equity excluding goodwill & other intangible assets divided by assets excluding goodwill & other intangible assets. This is a non-GAAP financial measure.

Financial Summary and Comparison
Associated Banc-Corp

	Three months ended			Nine months ended
	September 30,			September 30,
(in thousands)	2007	2006	% Change	2007	2006	% Change

Allowance for Loan Losses
Beginning balance	$206,493	$203,411	1.5%	$203,481	$203,404	0.0%
Balance related to acquisition	—	—	N/M	2,991	—	N/M
Provision for loan losses	8,733	3,837	127.6%	19,008	11,988	58.6%
Charge offs	(15,966)	(6,448)	147.6%	(30,093)	(19,933)	51.0%
Recoveries	1,300	2,642	(50.8%)	5,173	7,983	(35.2%)

Net charge offs	(14,666)	(3,806)	285.3%	(24,920)	(11,950)	108.5%

Ending Balance	$200,560	$203,442	(1.4%)	$200,560	$203,442	(1.4%)

Credit Quality

			Sept07 vs Jun07				Sept07 vs Sept06
	Sept 30, 2007	Jun 30, 2007	% Change	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	% Change

Nonaccrual loans	$142,509	$171,303	(16.8%)	$146,864	$136,734	$123,743	15.2%
Loans 90 or more days past due and still accruing	8,163	8,446	(3.4%)	6,131	5,725	4,826	69.1%
Restructured loans	—	—	N/M	25	26	28	(100.0%)

Total nonperforming loans	150,672	179,749	(16.2%)	153,020	142,485	128,597	17.2%
Other real estate owned	20,866	19,237	8.5%	16,439	14,417	13,866	50.5%

Total nonperforming assets	$171,538	$198,986	(13.8%)	$169,459	$156,902	$142,463	20.4%

Provision for loan losses	8,733	5,193	68.2%	5,082	7,068	3,837	127.6%
Net charge offs	14,666	5,186	182.8%	5,068	7,029	3,806	285.3%

Allowance for loan losses / loans	1.32%	1.36%		1.37%	1.37%	1.33%
Allowance for loan losses / nonperforming loans	133.11	114.88		132.99	142.81	158.20
Nonperforming loans / total loans	0.99	1.19		1.03	0.96	0.84
Nonperforming assets / total assets	0.82	0.95		0.83	0.75	0.68
Net charge offs / average loans (annualized)	0.38	0.14		0.14	0.18	0.10
Year-to-date net charge offs / average loans	0.22	0.14		0.14	0.12	0.10
Period End Loan Composition

			Sept07 vs Jun07				Sept07 vs Sept06
	Sept 30, 2007	Jun 30, 2007	% Change	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	% Change

Commercial, financial & agricultural	$3,935,976	$3,958,911	(0.6%)	$3,788,800	$3,677,573	$3,549,216	10.9%
Commercial real estate	3,656,937	3,703,464	(1.3%)	3,723,289	3,789,480	3,755,037	(2.6%)
Real estate — construction	2,215,264	2,137,276	3.6%	2,084,883	2,047,124	2,186,810	1.3%
Lease financing	95,644	88,967	7.5%	89,524	81,814	79,234	20.7%

Commercial	9,903,821	9,888,618	0.2%	9,686,496	9,595,991	9,570,297	3.5%
Home equity (a)	2,230,640	2,144,357	4.0%	2,042,284	2,164,758	2,166,312	3.0%
Installment	866,185	865,474	0.1%	869,719	915,747	940,139	(7.9%)

Retail	3,096,825	3,009,831	2.9%	2,912,003	3,080,505	3,106,451	(0.3%)
Residential mortgage	2,174,112	2,255,783	(3.6%)	2,257,504	2,205,030	2,607,860	(16.6%)

Total loans	$15,174,758	$15,154,232	0.1%	$14,856,003	$14,881,526	$15,284,608	(0.7%)

(a) Home equity includes home equity lines and residential mortgage junior liens.
Period End Deposit Composition

			Sept07 vs Jun07				Sept07 vs Sept06
	Sept 30, 2007	Jun 30, 2007	% Change	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	% Change

Demand	$2,407,026	$2,466,130	(2.4%)	$2,425,248	$2,756,222	$2,534,686	(5.0%)
Savings	919,891	966,673	(4.8%)	903,738	890,380	959,650	(4.1%)
Interest-bearing demand	1,881,235	1,900,227	(1.0%)	1,805,658	1,875,879	1,712,833	9.8%
Money market	3,770,487	3,564,539	5.8%	3,880,744	3,822,928	3,959,719	(4.8%)
Brokered CDs	800,422	751,900	6.5%	650,084	637,575	630,637	26.9%
Other time deposits	4,379,308	4,428,149	(1.1%)	4,315,495	4,333,087	4,411,020	(0.7%)

Total deposits	$14,158,369	$14,077,618	0.6%	$13,980,967	$14,316,071	$14,208,545	(0.4%)

Customer Repo Sweeps (b)	$874,737	$900,964	(2.9%)	$945,019	$875,099	$895,766	(2.3%)
(b) Included within short-term borrowings.
N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Nine months ended Sept 30, 2007			Nine months ended Sept 30, 2006
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,748,956	$547,923	7.51%	$9,534,532	$525,319	7.27%
Residential mortgage	2,321,792	106,845	6.14	2,804,961	122,006	5.80
Retail	3,004,891	181,942	8.08	3,076,726	178,541	7.74

Total loans	15,075,639	836,710	7.42	15,416,219	825,866	7.09
Investments and other	3,500,280	140,175	5.34	3,987,542	150,212	5.02

Total earning assets	18,575,919	976,885	7.03	19,403,761	976,078	6.67
Other assets, net	1,961,992			1,935,900

Total assets	$20,537,911			$21,339,661

Interest-bearing liabilities:
Savings deposits	$917,983	$3,236	0.47%	$1,037,542	$2,921	0.38%
Interest-bearing demand deposits	1,853,573	27,232	1.96	2,087,670	26,950	1.73
Money market deposits	3,745,304	106,177	3.79	3,188,616	84,086	3.53
Time deposits, excluding Brokered CDs	4,348,130	147,756	4.54	4,398,820	129,618	3.94

Total interest-bearing deposits, excluding Brokered CDs	10,864,990	284,401	3.50	10,712,648	243,575	3.04
Brokered CDs	509,490	20,274	5.32	579,650	21,621	4.99

Total interest-bearing deposits	11,374,480	304,675	3.58	11,292,298	265,196	3.14
Wholesale funding	4,443,557	172,476	5.19	5,368,157	187,732	4.62

Total interest-bearing liabilities	15,818,037	477,151	4.03	16,660,455	452,928	3.62
Noninterest-bearing demand deposits	2,360,856			2,289,368
Other liabilities	117,152			97,241
Stockholders’ equity	2,241,866			2,292,597

Total liabilities and stockholders’ equity	$20,537,911			$21,339,661

Net interest income and rate spread (1)		$499,734	3.00%		$523,150	3.05%

Net interest margin (1)			3.59%			3.56%
Taxable equivalent adjustment		$20,140			$19,665

	Three months ended Sept 30, 2007			Three months ended Sept 30, 2006
	Average	Interest	Average	Average	Interest	Average
	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,850,510	$186,947	7.53%	$9,571,264	$182,603	7.47%
Residential mortgage	2,276,094	35,514	6.22	2,727,101	40,348	5.89
Retail	3,056,840	61,770	8.05	3,105,858	62,127	7.96

Total loans	15,183,444	284,231	7.44	15,404,223	285,078	7.29
Investments and other	3,502,534	47,233	5.39	3,564,361	45,990	5.16

Total earning assets	18,685,978	331,464	7.05	18,968,584	331,068	6.89
Other assets, net	1,992,520			1,922,417

Total assets	$20,678,498			$20,891,001

Interest-bearing liabilities:
Savings deposits	$942,305	$1,324	0.56%	$993,677	$998	0.40%
Interest-bearing demand deposits	1,926,181	9,547	1.97	1,740,296	7,571	1.73
Money market deposits	3,694,646	34,914	3.75	3,582,339	34,438	3.81
Time deposits, excluding Brokered CDs	4,393,590	50,755	4.58	4,433,660	47,049	4.21

Total interest-bearing deposits, excluding Brokered CDs	10,956,722	96,540	3.50	10,749,972	90,056	3.32
Brokered CDs	598,607	8,056	5.34	684,150	9,186	5.33

Total interest-bearing deposits	11,555,329	104,596	3.59	11,434,122	99,242	3.44
Wholesale funding	4,386,354	56,939	5.16	4,636,853	57,114	4.83

Total interest-bearing liabilities	15,941,683	161,535	4.02	16,070,975	156,356	3.84
Noninterest-bearing demand deposits	2,385,641			2,450,282
Other liabilities	108,509			85,811
Stockholders’ equity	2,242,665			2,283,933

Total liabilities and stockholders’ equity	$20,678,498			$20,891,001

Net interest income and rate spread (1)		$169,929	3.03%		$174,712	3.05%

Net interest margin (1)			3.62%			3.63%
Taxable equivalent adjustment		$6,856			$6,495

(1) The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2) Nonaccrual loans and loans held for sale have been included in the average balances.
(3) Interest income includes net loan fees.